Restructuring	12 Months Ended
Dec. 31, 2021
Restructuring and Related Activities [Abstract]
Restructuring	Restructuring
On April 21, 2020, Management committed to a restructuring plan in response to the changes in business and economic conditions arising as a result of the COVID-19 pandemic. The plan was designed to support the Company’s long-term financial resilience, simplify its operations, strengthen its competitive positioning and better serve its customers. As a result of the plan, the Company recognized restructuring charges of $0.1 million, $0.1 million, $0.2 million, and $0.1 million in Cost of revenue, Technology and development, Sales and marketing, and General and administrative, respectively, in the Consolidated Statements of Operations and Comprehensive Loss during the year ended December 31, 2020.
Restructuring costs recognized and paid during the year ended December 31, 2020 included the following (in thousands):

Severance payments	$409
Legal costs	13
Office closure and relocation	3
$425
As part of the restructuring plan, the Company issued 7,748,739 options to purchase A Ordinary Shares during the year ended December 31, 2020 with a grant date fair value of $0.3 million. Due to the options only vesting and becoming exercisable upon an Exercisable Event, no share-based compensation expense was recognized during year ended December 31, 2020. See Note 18 for information on share-based compensation. The unrecognized compensation cost of less than $0.1 million was recognized upon the Business Combination during the year ended December 31, 2021.